SCUDDER
                                                                 INVESTMENTS(SM)
                                                                     [LOGO]


-------------------------
ASSET ALLOCATION
-------------------------


Scudder
Pathway Series:

  Conservative Portfolio
  Fund #080

  Balanced Portfolio
  Fund #081

  Growth Portfolio
  Fund #082










Annual Report
August 31, 2000



For investors seeking professionally managed and diversified portfolios through investment in a select mix of Scudder funds.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Series' President

                       6   Portfolio Management Discussion

                      12   Glossary of Investment Terms

                     Conservative Portfolio

                      13   Portfolio Highlights

                      15   Performance Update

                      17   Portfolio Summary

                      31   Investment Portfolio

                      39   Financial Highlights

                     Balanced Portfolio

                      19   Portfolio Highlights

                      21   Performance Update

                      23   Portfolio Summary

                      32   Investment Portfolio

                      40   Financial Highlights

                     Growth Portfolio

                      25   Portfolio Highlights

                      27   Performance Update

                      29   Portfolio Summary

                      33   Investment Portfolio

                      41   Financial Highlights


                      34   Financial Statements

                      42   Notes to Financial Statements

                      45   Report of Independent Accountants

                      46   Tax Information

                      47   Shareholder Meeting Results

                      50   Officers and Trustees

                      51   Investment Products and Services

                      53   Account Management Resources

Scudder Pathway Series

--------------------------------------------------------------------------------
Conservative Portfolio         ticker symbol SCPCX              fund number 080
Balanced Portfolio             ticker symbol SPBAX              fund number 081
Growth Portfolio               ticker symbol SPGRX              fund number 082
--------------------------------------------------------------------------------

Date of           o    During the past year, the domestic equity and fixed
Portfolios'            income markets gained ground amid high levels of
Inception:             volatility, with growth stocks outperforming value
11/15/96               stocks and Treasury issues providing the strongest
                       performance within the bond market. International
Total Net              equities also posted favorable returns over the full
Assets as              period, despite a more muted performance during the
of 8/31/00--           most recent six months.

Conservative:     o    In constructing the Pathway portfolios, management
$29 million            continues to emphasize careful diversification and a
                       long-term investment horizon.
Balanced:
$258 million      o    The Growth Portfolio finished in the top 8% of funds in
                       its peer group during the one-year period and in the
Growth:                top 13% over the three-year period, according to Lipper
$128 million           Analytical Services.^1

                  o Lipper ranks the Balanced Portfolio in the top 28% of all balanced funds over the past twelve months.^2


^1 Source: Lipper Analytical Services, Inc., an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended August 31, 2000 Scudder Pathway
         Series: Growth Portfolio's Lipper ranking was 35 out of 484 funds for the one-year period and 41 out of 337 funds for the three-year period. Past performance is no guarantee of future results.

^2 Source: Lipper Analytical Services, Inc., an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended August 31, 2000 Scudder Pathway
         Series: Balanced Portfolio's Lipper ranking was 131 out of 467 funds for the one-year period and 200 out of 356 funds for the three-year period. Past performance is no guarantee of future results.

Letter from the Series' President
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to report the results of the Scudder Pathway Series for the twelve-month period ended August 31, 2000, during which the portfolios produced a strong performance amid high levels of market volatility. A powerful winter rally in growth stocks gave way to a violent correction during April and May, as concerns built that the Federal Reserve (the "Fed") would be forced to raise rates several times in order to stem inflation pressures. Just as market sentiment reached its nadir, however, the U.S. economy began to show signs of cooling to a more manageable rate of growth. Investors took this to mean that the Fed would be less likely to raise rates over the second half of the year, sparking advances in both stocks and bonds during the summer.

We believe that the lesson from the past year is that no matter what is taking place in the financial markets, it is essential to stay focused on your long-term goals and ensure that your investments are appropriately suited for your needs. For many investors, however, the strong performance of the U.S. stock market during the second half of the 1990s diminished the perceived attractiveness of diversification. But as the recent volatility in stocks has demonstrated, diversification remains as important as ever. Unless you plan to devote your energies to investing every day, we think that you will benefit from taking a long-term approach that includes exposure to several asset classes. As a shareholder of Scudder Pathway Series, you already have access to a family of investment products that can help you create a well-rounded portfolio which will give you staying power during trying times. For the most recent twelve-month reporting period, Lipper Analytical Services ranks the Growth Portfolio in the top 8% of funds in its peer category, and the Balanced Portfolio in the top third among its peers.

Thank you for your continued investment in Scudder Pathway Series. For current information on the fund or your account, visit our Web site at www.scudder.com. There you'll find a wealth of information, including fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Linda C. Coughlin

Linda C. Coughlin
President
Scudder Pathway Series

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                 August 31, 2000

In the following interview, Donald E. Hall, portfolio manager of Scudder Pathway Series, discusses the recent market environment and the portfolios' current investment strategy during the twelve-month period ended August 31, 2000.

Q: During the past year, the stock market has been extremely volatile. What has been the cause of this trend?

A: Many factors affect the performance of stock prices, but earnings and interest rates are among the most important. And for the past year, expectations regarding the direction of both have been changing at an extremely quick pace, leading to rapid sector rotations and high levels of market volatility. Although the past five years have brought occasional inflation scares, the economy has produced the greatest expansion in its history without sparking significant price pressures. But in the first half of the year, a number of factors -- such as higher energy prices, a soaring stock market, and a tight job market -- prompted the U.S. Federal Reserve to raise short-term interest rates from 5.25% a year ago to 6.50% at the close of the reporting period. These moves, in themselves, have not been a significant negative for the markets. In all cases the moves were widely anticipated and, in general, viewed by investors as being a necessity. But the primary catalyst for volatility has been the changes taking place in the longer-term outlook for rates. During the times when prevailing wisdom has said that very few rate hikes would be needed to cool the economy -- such as in the first two months of 2000, late May, and August -- stocks have generally gained ground. On the other hand, the periods when investors have been worried that an indefinite series of rate increases was in the offing -- such as March-April, and again in July -- have generally been accompanied by market corrections, some of them severe.

An additional question that has been hanging over the markets has been the issue of how corporate earnings would respond to a slowing economy. One school of thought says that rising productivity and the proliferation of technology will allow corporate America to maintain the strong earnings growth of the past several years, while another feels that a slowdown in the economy -- as well as rising energy prices -- will eventually take a bite out of the bottom lines of most companies. While the resolution of this question remains to be seen, the shifting expectations regarding its outcome have been an important factor in the market's high levels of volatility during the past year.

Q: How has this affected growth stocks, compared to value stocks?

A: Growth stocks, particularly those in the technology and biotech sectors, suffered the brunt of the April-May market correction. Stocks in these groups had risen extremely quickly throughout the winter months, and had reached valuation levels that left them very vulnerable to negative developments, such as rising interest rates. Nevertheless, growth outperformed value by a wide margin over the full period, due largely to the strength of its winter run-up and subsequent summer rebound. In general, investors have found a measure of safety in stocks with stronger earnings growth, on the basis that such companies would be better equipped to survive in a difficult economic environment.

On the other hand, the earnings of many stocks in traditional value areas tend to be much more dependent on the direction of the economy and interest rates. Although sectors such as energy, financials, and basic materials showed signs of life during the summer, value -- as an asset class -- underperformed over the full period. However, it is important to note that past is not necessarily prologue. We believe that value -- i.e., the lower P/E spectrum of the market -- is poised for improved relative returns from here.

Q: What factors have impacted the performance of stocks overseas?

A: The swings in the international markets have closely followed those of the U.S., and the relationship between the growth and value groups has been approximately the same. While the 12-month returns from most overseas markets were impressive, a variety of local factors have contributed to shaky overall returns from international equities during the past half-year. In Europe, the decline of the euro (the common currency used by European Union members) has been a distinct negative for dollar-based investors. Meanwhile, Japan's market has been pressured by the lack of a strong economic recovery, concerns surrounding the Bank of Japan's interest rate policy, and fears about the health of the country's corporations. In the emerging markets stocks have been pressured by rising interest rates worldwide. Although international equities have produced spotty performance of late, we believe that they remain an essential part of a diversified portfolio.

Q: How have rising short-term interest rates affected the bond market?

A: Despite the Fed's long series of rate hikes, bonds have actually performed well over both the trailing six- and twelve-month periods. Government bonds, in particular, have produced exceptional performance in the wake of the Treasury's buyback program, which has reduced the supply of outstanding issues. Meanwhile, corporate bonds have been supported by sound economic growth, robust corporate profits, positive sector fundamentals, and attractive valuations. Bond market performance was particularly impressive during the summer months, when investors' fears of an indefinite series of interest rate hikes began to dissipate. In a period of high volatility in the stock market, bonds proved to be a valuable addition to investors' portfolios by providing favorable returns and helping to reduce overall volatility.

Q: What changes did you make in the portfolios during this period?

A: As we have said in the past, our goal in managing the portfolios is to establish positions in response to the long-term trends, rather than attempting to adjust to short-term developments by making rapid-fire changes.

The value of such an approach has been borne out by the rapid sentiment shifts and numerous sector rotations of the past year, which would have been nearly impossible to navigate using a strategy that emphasized short-term trading. We did make two important adjustments in each of the three portfolios, however. First, we trimmed our position in international equities to compensate for the deteriorating outlook for these areas, especially Japan. While we will always seek to maintain a position in overseas stocks -- since the sector is so critical for effective diversification -- we took profits and cut the portfolios' international exposure by a substantial amount.

The second important adjustment was our decision to boost our weighting in funds that invest in value stocks and trim our position in those that invest in growth. The portfolios have been tilted toward growth during the past year -- which has helped performance substantially -- but we believe that going forward, the investment environment will be much less conducive to a similar performance gap. As a consequence, the portfolios are now more evenly weighted between growth and value.

Q: What is your outlook for the financial markets from here?

A: We believe that it is important for investors to realize that the last five years have been an extraordinary time for the stock market. Led by growth stocks, the S&P 500 Index produced returns of over 20% annually from 1995-1999. Many investors have become used to returns of this magnitude, but it is important to note that this type of performance is far above the market's long-term average. Similarly, it is unusual for growth to outperform other sectors by as wide a margin as it has in recent years. Although many of the pillars that have supported the bull market remain in place -- such as improving productivity, the growing influence of technology, and a growing economy -- it is likely that stock market returns will be more subdued in the coming years. In addition, it is likely that the performance of growth stocks in relation to other asset classes will ultimately return to a level closer to the historical norm.

For this reason, we believe that now, more than ever, investors should take a long-term view when assessing their investment strategies. Volatility can be nerve-wracking, and it can lead undisciplined investors to make ill-advised decisions during times when the market is falling. However, we believe that those who establish long-term goals, ensure that their investments are appropriately diversified, and ignore the short-term movements of the markets are creating the foundation for a sound financial future. In managing the Pathway Series, we seek to help you achieve these goals through our long-term approach and focus on measured diversification among multiple asset classes. Even if growth stocks slow from their torrid pace of the last 2-3 years, we feel that the portfolios will be positioned to prosper by virtue of their exposure to bonds, value stocks, and international equities.

Scudder Pathway Series:
A Team Approach to Investing

The portfolios are managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in each portfolio's management process. Team members work together to develop investment strategies for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits portfolio investors by bringing together many disciplines and leveraging our extensive resources. All members of the Pathway investment team are members of Scudder's Global Asset Allocation Committee, which is responsible for analyzing the global economy and capital markets, integrating information from the firm's equity and fixed income specialists, and developing the outlook for the major markets in which a portfolio invests.

Portfolio manager Donald E. Hall, CFA, is responsible for the portfolios' day-to-day management. Mr. Hall joined the Adviser in 1982 and has over 17 years of investment experience.

Portfolio manager Maureen Allyn is the Adviser's chief economist, a position she has held since 1989, and is responsible for analyzing both the world and U.S. economies.

Portfolio manager Shahram Tajbakhsh, CFA, joined the Adviser in 1996 and has over nine years of investment experience.

Glossary of Investment Terms
--------------------------------------------------------------------------------

  Consolidation    The reduction in the number of companies in a particular
                   industry, brought about by merger and acquisition activity.

Diversification    The spreading of risk by investing in several asset
                   categories, industry sectors, or individual securities. An investor with a broadly diversified portfolio will likely receive some protection from the price declines of an individual asset class.

   Growth Stock    Stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. Distinct from value stock.

  Restructuring    The general term for major corporate changes aimed at
                   greater efficiency and adaptation to changing markets.
                   Cost-cutting initiatives, debt retirement, management realignments, and the sale of non-core businesses are all developments frequently associated with corporate restructuring.

    Value Stock    A company whose stock price does not fully reflect its
                   intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields. Distinct from growth stock.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Investment Terms)

Portfolio Highlights
--------------------------------------------------------------------------------
                                                                 August 31, 2000
Pathway Conservative Portfolio

Pathway Conservative Portfolio seeks current income and, secondarily, long-term growth of capital by investing substantially in bond mutual funds, with moderate exposure to equity funds.

Performance

In the twelve-month period ended August 31, 2000, the Conservative Portfolio produced a total return of 7.39%, versus a return of 9.98% for the portfolio's custom benchmark. Detailed performance information is listed on page 15.

During the past year, the portfolio gained favorable returns from both its equity and fixed income components, but its focus on value stocks -- which is consistent with its conservative objective -- dampened performance in relation to the index. The strongest performer among the portfolio's eight mutual fund holdings was Classic Growth Fund, which is a growth-oriented offering that was well positioned to prosper in an environment that generally favored stocks with the best earnings prospects. International Fund, which benefited from the rally in technology, telecommunications, and media stocks during the first quarter of 2000, was also a strong contributor over the full period. On the down side, our three holdings in the value area -- Growth and Income Fund, Large Company Value Fund, and Small Company Value Fund -- all underperformed the S&P 500, which is the equity component of the portfolio's benchmark. Nevertheless, we are pleased to report that a large value component helped mitigate the volatility in growth stocks and overseas equities.

The bond component of the portfolio also contributed positive returns and overall stability amid volatility in the stock market. Through the three bond funds in the portfolio, we have exposure to a wide range of sectors, including Treasuries, corporate bonds, mortgage-backed securities, and high yield issues. We believe that the structure of the portfolio's income holdings provides the ideal combination of strong yield potential and extensive diversification. Although bonds have not received much attention in recent years due to the run-up in the stock market, their performance during the past year illustrates their ongoing value to investors who place an emphasis on diversification.

Portfolio Strategy

As always, the changes we made to the portfolio's weightings during the twelve-month period were relatively modest. The overall weighting in bond funds has fallen from 65% to 59% over the past year, but this is primarily a reflection of the growth of the portfolio's holdings in equity funds rather than a specific decision to trim our holdings in this area. The fixed income position is diversified among Scudder GNMA Fund (5% of net assets), Scudder Corporate Bond Fund (7%), and Scudder Income Fund (47%), providing exposure to a variety of sectors within the bond market. In the stock portion of the portfolio, we cut the weighting in international funds, for two reasons: first, to bring the composition of the portfolio more closely in line with that of the benchmark; and second, to account for what we see as a deterioration in the investment picture overseas. We also increased the portfolio's weighting in value funds, to position the fund for an environment which -- in our view -- will lend itself to better relative performance from the value sector than that which has existed over the past two years. Overall, we believe that the portfolio's extensive diversification will help position it for an environment of persistent market volatility.

Performance Update
--------------------------------------------------------------------------------
                                                                 August 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                                                           LBAB Index (60%),
                                                           S&P 500 Index (25%),
               Scudder Pathway                             MSCI All Country
               Series: Conservative                        (ex U.S.) Index (5%),
               Portfolio                   LBAB Index*     3-month T-Bill (10%)*

      11/96**       10000                    10000                10000
       2/97         10236                     9963                10110
       8/97         11006                    10402                10813
       2/98         11768                    10996                11716
       8/98         11232                    11499                11778
       2/99         11871                    11684                12845
       8/99         12088                    11588                13131
       2/00         12188                    11811                13569
       8/00         12981                    12463                14442


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                           Total Return
                               Growth of                                 Average
Period ended 8/31/2000          $10,000             Cumulative             Annual
------------------------------------------------------------------------------------
Scudder Pathway Series: Conservative Portfolio
------------------------------------------------------------------------------------
1 year                         $  10,739                7.39%                7.39%
------------------------------------------------------------------------------------
Life of Portfolio**            $  13,143               31.43%                7.47%
------------------------------------------------------------------------------------
LBAB Index (60%), S&P 500 Index (25%), MSCI All Country (ex U.S.) Index (5%),
3-month T-Bill (10%)*
------------------------------------------------------------------------------------
1 year                         $  10,998                9.98%                9.98%
------------------------------------------------------------------------------------
Life of Portfolio**            $  14,442               44.42%               10.29%
------------------------------------------------------------------------------------


* The Lehman Brothers Aggregate Bond (LBAB) Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The MSCI All Country (ex U.S.) Index is a market value-weighted measure of stocks of 46 countries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

** The Portfolio commenced operations on November 15, 1996. Index comparisons begin November 30, 1996.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER PATHWAY
SERIES: CONSERVATIVE PORTFOLIO TOTAL RETURN (%) AND LBAB INDEX (60%), S&P 500 INDEX (25%), MSCI ALL COUNTRY (EX U.S.) INDEX (5%), 3-MONTH T-BILL (10%) (THE BLENDED INDEX)* TOTAL RETURN (%)


                         Yearly periods ended August 31

                                  1997**  1998   1999   2000
--------------------------------------------------------------------------------
Portfolio
Total
Return (%)                        11.45    2.05   7.62   7.39
--------------------------------------------------------------------------------
Blended
Index Total
Return (%)                         8.13    8.93  11.49   9.98
--------------------------------------------------------------------------------
Net Asset
Value ($)                         12.86   12.28  12.45  12.47
--------------------------------------------------------------------------------
Income
Dividends
($)                                 .33     .57    .55    .65
--------------------------------------------------------------------------------
Capital
Gains
Distributions
($)                                 .15     .30    .21    .21
--------------------------------------------------------------------------------


* The Lehman Brothers Aggregate Bond (LBAB) Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The MSCI All Country (ex U.S.) Index is a market value-weighted measure of stocks of 46 countries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

** The Portfolio commenced operations on November 15, 1996. Index comparisons begin November 30, 1996.

         Performance is historical, assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained some of the Underlying Funds' expenses, the total return for the Portfolio would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                 August 31, 2000
Pathway Conservative Portfolio

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------
A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.
                                                         Management seeks to
Money Market                 7%                         maintain diversified
Fixed Income                59%                          exposure to stocks,
Equity                      34%                             bonds, and money
------------------------------------                      market securities.
                           100%
------------------------------------




--------------------------------------------------------------------------------
Asset Class Ranges
--------------------------------------------------------------------------------
                                                         Asset allocations are
Money Market              0-15%                       derived from the risk of
Fixed Income             40-80%                         the portfolio; changes
Equity                   20-50%                             are expected to be
------------------------------------                    modest and infrequent.

--------------------------------------------------------------------------------
Portfolio Holdings
--------------------------------------------------------------------------------
                                                            Consistent with its
---------------------------------------------------      conservative approach,
Scudder Income Fund "S"                      47%          the portfolio holds a
---------------------------------------------------          heavy weighting in
Scudder Classic Growth Fund "S"              12%        bonds and value stocks.
---------------------------------------------------
Scudder Growth & Income Fund "S"             11%
---------------------------------------------------
Scudder Cash Investment Trust                 7%
---------------------------------------------------
Scudder Corporate Bond Fund                   7%
---------------------------------------------------
Scudder Large Company Value Fund              6%
---------------------------------------------------
Scudder GNMA Fund "S"                         5%
---------------------------------------------------
Scudder International Fund "S"                3%
---------------------------------------------------
Scudder Small Company Value Fund "S"          2%
---------------------------------------------------
                                            100%
---------------------------------------------------



For more complete details about the Fund's investment portfolio, see page 31. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Highlights
--------------------------------------------------------------------------------
                                                                 August 31, 2000
Pathway Balanced Portfolio

Pathway Balanced Portfolio seeks a balance of growth and income by investing in a mix of money market, bond, and equity mutual funds.

Performance

In the twelve-month period ended August 31, 2000, the Balanced Portfolio produced a total return of 15.65%, versus a return of 12.55% for the portfolio's custom benchmark. The portfolio finished in the top 28% of 467 balanced funds during the period, according to Lipper Analytical Services. Detailed performance information is listed on page 21.

The key to the strong relative performance of the Balanced Portfolio lies in the favorable returns produced by the growth component of its equity fund holdings. The top performer was Development Fund, which is an aggressive growth fund that focuses on companies with three important characteristics: strong revenue growth, products with the potential to be a hit in the marketplace, and top-notch management teams. This focus led the managers of the Development Fund to build a heavy weighting in technology issues (over half its portfolio), the top-performing sector over the past year. The portfolio also benefited from its holdings in Classic Growth Fund, which is a growth-oriented offering that was well positioned to prosper in an environment that generally favored stocks with the best earnings prospects. International Fund, which also was boosted by its holdings in the technology, media, and telecommunications areas, was a positive contributor. Our holdings in funds that invest in value stocks (Growth and Income Fund, Small Company Value Fund) and stocks in the developing countries (Emerging Markets Growth Fund) produced single digit returns, but made important contributions by adding diversification and helping reduce the overall volatility of the portfolio.

Our holdings in the fixed income area -- Scudder Income Fund and Scudder Corporate Bond Fund -- also contributed to our goal of achieving favorable risk-adjusted returns. Between the two funds, we achieved diversified exposure to a wide range of subsectors within the bond market, including Treasuries, corporate bonds, high-yield issues, and mortgage-backed securities. Our holdings in these areas provided income for the fund, and helped stabilize its share price during periods when the stock market was falling.

Portfolio Strategy

Consistent with our long-term approach to investing, we made only minor changes to the portfolio during the past twelve months. We entered the period with 29% of net assets in Scudder Income Fund and 8% in Scudder Corporate Bond Fund, and closed with weightings of 28% and 8%, respectively. We believe that given the recent volatility in the stock markets, bonds have proven to be important as ever to maintaining effective diversification. On the equity side of the portfolio, we made two significant shifts. First, we trimmed our position in international stock funds in order to 1) rebalance the outsized position, which had grown to 15% of the portfolio versus 12.15% in the benchmark; and 2) to account for the deterioration in the investment picture overseas. While we maintained a position in international stock funds, we closed the period with 9% of net assets in this area, versus 15% a year ago. A second, more recent, shift was our decision to increase our weighting in domestic value funds, at the expense of growth. The portfolio has been tilted heavily toward growth for most of the year, which has helped performance significantly. Going forward, however, we anticipate that the performance gap between growth and value will narrow significantly, and we have positioned the portfolio accordingly.

Performance Update
--------------------------------------------------------------------------------
                                                                 August 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                                                         S&P 500 Index (50%),
                                                         LBAB Index (35%),
        Scudder Pathway                                  MSCI All Country
        Series: Balanced                                 (ex U.S.) Index (10%),
        Portfolio         S&P 500 Index*  LBAB Index*    3-month T-Bill (5%)*

11/96**    10000              10000         10000               10000
 2/97      10235              10496          9963               10232
 8/97      11074              12048         10402               11229
 2/98      11888              14172         10996               12516
 8/98      10759              13026         11499               12098
 2/99      12107              16969         11684               14129
 8/99      12725              18212         11588               14810
 2/00      14153              18962         11811               15484
 8/00      14716              21187         12463               16670


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                           Total Return
                               Growth of                                   Average
Period ended 8/31/2000          $10,000             Cumulative             Annual
------------------------------------------------------------------------------------
Scudder Pathway Series: Balanced Portfolio
------------------------------------------------------------------------------------
1 year                         $  11,565               15.65%               15.65%
------------------------------------------------------------------------------------
Life of Portfolio**            $  14,875               48.75%               11.03%
------------------------------------------------------------------------------------
S&P 500 Index (50%), LBAB Index (35%), MSCI All Country (ex U.S.) Index (10%),
3-month T-Bill (5%)*
------------------------------------------------------------------------------------
1 year                         $  11,255               12.55%               12.55%
------------------------------------------------------------------------------------
Life of Portfolio**            $  16,670               66.70%               14.58%
------------------------------------------------------------------------------------


* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond (LBAB) Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The MSCI All Country (ex U.S.) Index is a market value-weighted measure of stocks of 46 countries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

** The Portfolio commenced operations on November 15, 1996. Index comparisons begin November 30, 1996.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER PATHWAY
SERIES: BALANCED PORTFOLIO TOTAL RETURN (%) AND S&P 500 INDEX (50%), LBAB INDEX (35%), MSCI ALL COUNTRY (EX U.S.) INDEX (10%), 3-MONTH T-BILL (5%) (THE BLENDED INDEX)* TOTAL RETURN (%)

                         Yearly periods ended August 31

                                  1997**  1998   1999   2000
--------------------------------------------------------------------------------
Portfolio
Total
Return (%)                        11.94   -2.84  18.27  15.65
--------------------------------------------------------------------------------
Blended
Index Total
Return (%)                        12.29    7.74  22.42  12.55
--------------------------------------------------------------------------------
Net Asset
Value ($)                         13.01   12.06  13.42  14.30
--------------------------------------------------------------------------------
Income
Dividends
($)                                 .33     .42    .38    .48
--------------------------------------------------------------------------------
Capital
Gains
Distributions
($)                                 .07     .21    .43    .69
--------------------------------------------------------------------------------


* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond (LBAB) Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The MSCI All Country (ex U.S.) Index is a market value-weighted measure of stocks of 46 countries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

** The Portfolio commenced operations on November 15, 1996. Index comparisons begin November 30, 1996.

         Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained some of the Underlying Funds' expenses, the total return for the Portfolio would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                 August 31, 2000
Pathway Balanced Portfolio

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------
A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.
                                                          The portfolio's
Money Market                 5%                        weighting in money
Fixed Income                36%                         market securities
Equity                      59%                        increased slightly
------------------------------------                   during the period.
                           100%
------------------------------------




--------------------------------------------------------------------------------
Asset Class Ranges
--------------------------------------------------------------------------------
                                                         Asset allocations are
Money Market              0-10%                       derived from the risk of
Fixed Income             25-60%                         the portfolio; changes
Equity                   40-70%                                are expected to
------------------------------------                 be modest and infrequent.

--------------------------------------------------------------------------------
Portfolio Holdings
--------------------------------------------------------------------------------
                                                                    In a period
-------------------------------------------------         characterized by high
Scudder Income Fund "S"                    28%             volatility and rapid
-------------------------------------------------             sector rotations,
Scudder Growth & Income Fund "S"           23%          the portfolio benefited
-------------------------------------------------          from its diversified
Scudder Classic Growth Fund "S"            22%                        approach.
-------------------------------------------------
Scudder Corporate Bond Fund                 8%
-------------------------------------------------
Scudder International Fund "S"              7%
-------------------------------------------------
Scudder Cash Investment Trust               5%
-------------------------------------------------
Scudder Development Fund                    4%
-------------------------------------------------
Scudder Emerging Markets Growth Fund        2%
-------------------------------------------------
Scudder Small Company Value Fund "S"        1%
-------------------------------------------------
Scudder Small Company Stock Fund "S"        0%
-------------------------------------------------
                                          100%
-------------------------------------------------




For more complete details about the Fund's investment portfolio, see page 32. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Highlights
--------------------------------------------------------------------------------
                                                                 August 31, 2000
Pathway Growth Portfolio

Pathway Growth Portfolio seeks long-term growth of capital by investing primarily in equity mutual funds. The Portfolio also invests a portion of assets in bond funds, which offer the potential for capital appreciation as well as income.

Performance

In the twelve-month period ended August 31, 2000, the Growth Portfolio produced a total return of 24.24%, versus a return of 13.85% for the portfolio's custom benchmark. We are pleased to report that the portfolio finished in the top 8% of funds in its peer group during the period, according to Lipper Analytical Services. Detailed performance information is listed on page 27.

In a period in which growth stocks outperformed most other sectors by a substantial margin, our emphasis on growth funds (within the context of the diversified portfolio) was the most important factor in our strong performance relative to our peer group. The top-performing fund was 21st Century Growth Fund, which emphasized small-cap growth stocks, particularly those in aggressive areas such as technology. This positioning proved ideal during a period in which technology was the best-performing sector in the market. The portfolio also benefited from the powerful returns of Large Company Growth Fund, which invests in stocks that its management team believes to be best positioned to sustain strong long-term earnings growth. International Fund, which benefited from the rally in technology, telecommunications, and media stocks during the first quarter of 2000, also was an important contributor over the full period. In comparison, the fund holds a relatively small weighting in funds that invest in value stocks, which helped performance in a period characterized by the weak performance of this area.

The fund holds 15% of net assets in bond funds, the same percentage it held in this area when the reporting period began. The strongest performer in this area was Emerging

Markets Income Fund, which was boosted by the improving economic outlook in the developing countries. Our other holdings -- Income Fund and Corporate Bond Fund -- provided diversified exposure to a variety of sectors within the domestic bond market. Although the returns of these two funds paled in comparison to the performance of our holdings in growth stocks, they contributed positively to the portfolio's risk profile by providing ballast during times when the stock market was falling.

Portfolio Strategy

Although the overall composition of the portfolio has not changed substantially during the past year -- a fact that is consistent with our focus on long-term investing -- we did make two important shifts. First, we trimmed our position in International Fund from 23% of net assets at the beginning of the period, to 15% by August 31, 2000. This decision, which brings the portfolio's weighting in this sector closer to that of the benchmark, reflects our view that although international stocks remain critical to diversification, the outlook for the overseas markets has dimmed in recent months. The second important change was our decision to trim the portfolio's position in growth stocks, and increase its weighting in value stocks through our holdings in Large Company Value Fund. The portfolio has been tilted heavily toward growth for most of the year, a positioning that boosted performance significantly. Believing that the performance gap between growth and value will narrow in the months ahead, we have positioned the portfolio accordingly. On the fixed income side, we closed the period with exactly the same weightings as we held when the period began.

Performance Update
--------------------------------------------------------------------------------
                                                                 August 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                                                        S&P 500 Index (60%),
                                                        MSCI All Country
               Scudder Pathway                          (ex U.S.) Index (20%),
               Series: Growth                           LBAB Index (15%),
               Portfolio             S&P 500 Index*     3-month T-Bill (5%)*

   11/96**         10000                 10000                10000
    2/97           10336                 10496                10278
    8/97           11340                 12048                11407
    2/98           12294                 14172                12841
    8/98           10633                 13026                12029
    2/99           12660                 16969                14580
    8/99           14003                 18212                15609
    2/00           17144                 18962                16559
    8/00           17398                 21187                17771


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                             Total Return
                               Growth of                                 Average
Period ended 8/31/2000          $10,000             Cumulative             Annual
------------------------------------------------------------------------------------
Scudder Pathway Series: Growth Portfolio
------------------------------------------------------------------------------------
1 year                         $  12,424               24.24%               24.24%
------------------------------------------------------------------------------------
Life of Portfolio**            $  17,600               76.00%               16.07%
------------------------------------------------------------------------------------
S&P 500 Index (60%), MSCI All Country (ex U.S.) Index (20%), LBAB Index (15%),
3-month T-Bill (5%)*
------------------------------------------------------------------------------------
1 year                         $  11,385               13.85%               13.85%
------------------------------------------------------------------------------------
Life of Portfolio**            $  17,771               77.71%               16.56%
------------------------------------------------------------------------------------


* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The MSCI All Country (ex U.S.) Index is a market value-weighted measure of stocks of 46 countries. The Lehman Brothers Aggregate Bond (LBAB) Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

** The Portfolio commenced operations on November 15, 1996. Index comparisons begin November 30, 1996.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER PATHWAY
SERIES: GROWTH PORTFOLIO TOTAL RETURN (%) AND S&P 500 INDEX (60%), MSCI ALL COUNTRY (EX U.S.) INDEX (20%), LBAB INDEX (15%), 3-MONTH T-BILL (5%) (THE BLENDED INDEX)* TOTAL RETURN (%)

                         Yearly periods ended August 31

                                  1997**  1998   1999   2000
--------------------------------------------------------------------------------
Portfolio
Total
Return (%)                        14.72   -6.23  31.69  24.24
--------------------------------------------------------------------------------
Blended
Index Total
Return (%)                        14.07    5.46  29.77  13.85
--------------------------------------------------------------------------------
Net Asset
Value ($)                         13.44   12.17  15.33  17.85
--------------------------------------------------------------------------------
Income
Dividends
($)                                 .16     .21    .20    .29
--------------------------------------------------------------------------------
Capital
Gains
Distributions
($)                                 .13     .26    .43    .89
--------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The MSCI All Country (ex U.S.) Index is a market value-weighted measure of stocks of 46 countries. The Lehman Brothers Aggregate Bond (LBAB) Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

** The Portfolio commenced operations on November 15, 1996. Index comparisons begin November 30, 1996.

         Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained some of the Underlying Funds' expenses, the total return for the Portfolio would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                 August 31, 2000
Pathway Growth Portfolio

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------
A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.
                                                   Since February 29, 2000,
Money Market                 3%                          management trimmed
Fixed Income                15%                             the portfolio's
Equity                      82%                          weighting in money
------------------------------------               market securities, while
                           100%                     slightly increasing its
------------------------------------                weighting in funds that
                                                       invest in stocks and
                                                                     bonds.




--------------------------------------------------------------------------------
Asset Class Ranges
--------------------------------------------------------------------------------
                                                        Asset allocations are
Money Market               0-5%                      derived from the risk of
Fixed Income             10-40%                        the portfolio; changes
Equity                   60-90%                            are expected to be
------------------------------------                   modest and infrequent.

--------------------------------------------------------------------------------
Portfolio Holdings
--------------------------------------------------------------------------------
                                                             The fund received
-----------------------------------------------             strong performance
Scudder Large Company Growth Fund "S"    33%              from its holdings in
-----------------------------------------------           funds that invest in
Scudder Large Company Value Fund         27%                growth stocks and
-----------------------------------------------        international equities.
Scudder International Fund "S"           15%
-----------------------------------------------
Scudder Income Fund "S"                   9%
-----------------------------------------------
Scudder 21st Century Growth Fund "S"      5%
-----------------------------------------------
Scudder Cash Investment Trust             3%
-----------------------------------------------
Scudder Corporate Bond Fund               3%
-----------------------------------------------
Scudder Emerging Markets Income Fund      3%
-----------------------------------------------
Scudder Emerging Markets Growth Fund      2%
-----------------------------------------------
                                        100%
-----------------------------------------------



For more complete details about the Fund's investment portfolio, see page 33. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                                       as of August 31, 2000
--------------------------------------------------------------------------------

                                                               Shares       Value ($)
--------------------------------------------------------------------------------------

Pathway Conservative Portfolio

--------------------------------------------------------------------------------------
Money Market 7.1%
--------------------------------------------------------------------------------------

 Scudder Cash Investment Trust (Cost $2,024,295) .........    2,024,295    2,024,295

--------------------------------------------------------------------------------------
Fixed Income 58.5%
--------------------------------------------------------------------------------------

 Scudder GNMA Fund "S" ...................................       97,403    1,420,134
 Scudder Corporate Bond Fund .............................      175,530    1,988,759
 Scudder Income Fund "S" .................................    1,078,245   13,251,632

--------------------------------------------------------------------------------------
Total Fixed Income (Cost $17,882,152)                                     16,660,525
--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
Equity 34.4%
--------------------------------------------------------------------------------------

 Scudder Classic Growth Fund "S" .........................      120,668    3,459,540
 Scudder Growth & Income Fund "S" ........................      113,090    3,147,303
 Scudder International Fund "S" ..........................       14,096      814,017
 Scudder Large Company Value Fund ........................       63,020    1,766,440
 Scudder Small Company Value Fund "S" ....................       34,544      606,240

--------------------------------------------------------------------------------------
Total Equity (Cost $9,285,046)                                             9,793,540
--------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $29,191,493) (a)               28,478,360
--------------------------------------------------------------------------------------


(a) The cost for federal income tax purposes was $29,275,053. At August 31, 2000, net unrealized depreciation for all securities based on tax cost was $796,693. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $571,028 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,367,721.

         During the year ended August 31, 2000, purchases and sales of investment securities (excluding money market investments) aggregated $8,124,051 and $8,455,000, respectively.


    The accompanying notes are an integral part of the financial statements.

Investment Portfolio                                      as of August 31, 2000
--------------------------------------------------------------------------------

                                                                 Shares       Value ($)
---------------------------------------------------------------------------------------

Pathway Balanced Portfolio

---------------------------------------------------------------------------------------
Money Market 4.9%
---------------------------------------------------------------------------------------
 Scudder Cash Investment Trust (Cost $12,658,970) .........    12,658,970    12,658,970

---------------------------------------------------------------------------------------
Fixed Income 35.6%
---------------------------------------------------------------------------------------

 Scudder Corporate Bond Fund ..............................     1,779,997    20,167,366
 Scudder Income Fund "S" ..................................     5,820,473    71,533,614

---------------------------------------------------------------------------------------
Total Fixed Income (Cost $96,493,148)                                        91,700,980
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Equity 59.5%
---------------------------------------------------------------------------------------

 Scudder Classic Growth Fund "S" ..........................     2,010,813    57,650,018
 Scudder Development Fund .................................       200,389    10,338,057
 Scudder Emerging Markets Growth Fund .....................       491,798     6,417,967
 Scudder Growth & Income Fund "S" .........................     2,118,911    58,969,294
 Scudder International Fund "S" ...........................       310,650    17,940,017
 Scudder Small Company Stock Fund "S" .....................         5,173        97,554
 Scudder Small Company Value Fund "S" .....................       108,812     1,909,643

---------------------------------------------------------------------------------------
Total Equity (Cost $138,113,266)                                            153,322,550
---------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $247,265,384) (a)                257,682,500
---------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $247,855,730. At August 31, 2000, net unrealized appreciation for all securities based on tax cost was $9,826,770. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $17,751,921 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,925,151.

         During the year ended August 31, 2000, purchases and sales of investment securities (excluding money market investments) aggregated $86,207,557 and $105,865,000, respectively.


    The accompanying notes are an integral part of the financial statements.

Investment Portfolio                                       as of August 31, 2000
--------------------------------------------------------------------------------

                                                                 Shares       Value ($)
---------------------------------------------------------------------------------------

Pathway Growth Portfolio

---------------------------------------------------------------------------------------
Money Market 3.1%
---------------------------------------------------------------------------------------
 Scudder Cash Investment Trust (Cost $3,967,818) ..........     3,967,818     3,967,818

---------------------------------------------------------------------------------------
Fixed Income 14.5%
---------------------------------------------------------------------------------------

 Scudder Corporate Bond Fund ..............................       331,427     3,755,065
 Scudder Emerging Market Income Fund ......................       415,196     3,441,971
 Scudder Income Fund "S" ..................................       921,053    11,319,742

---------------------------------------------------------------------------------------
Total Fixed Income (Cost $19,797,999)                                        18,516,778
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Equity 82.4%
---------------------------------------------------------------------------------------

 Scudder 21st Century Growth Fund "S" .....................       220,743     6,794,480
 Scudder Emerging Markets Growth Fund .....................       166,202     2,168,932
 Scudder International Fund "S" ...........................       327,164    18,893,717
 Scudder Large Company Growth Fund "S" ....................       944,529    42,909,973
 Scudder Large Company Value Fund .........................     1,235,704    34,636,791

---------------------------------------------------------------------------------------
Total Equity (Cost $87,049,669)                                             105,403,893
---------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $110,815,486) (a)                127,888,489
---------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $111,107,992. At August 31, 2000, net unrealized appreciation for all securities based on tax cost was $16,780,497. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $18,749,999 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,969,502.

         During the year ended August 31, 2000, purchases and sales of investment securities (excluding money market investments) aggregated $49,715,246 and $35,799,893, respectively.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statements of Assets and Liabilities as of August 31, 2000
--------------------------------------------------------------------------------

                                     Conservative      Balanced          Growth
Assets                                Portfolio        Portfolio        Portfolio
------------------------------------------------------------------------------------
Investments in securities, at
   value (for cost, see accompanying
   investment portfolios) ..........   $ 28,478,360    $257,682,500   $127,888,489
Receivable for investments sold ....             --         875,000        100,000
Receivable for Portfolio shares
   sold ............................         77,900          95,958         74,060
                                     --------------   -------------  -------------
Total assets .......................     28,556,260     258,653,458    128,062,549

Liabilities
----------------------------------------------------------------------------------
Payable for investments purchased ..             --         875,000        100,000
Payable for Portfolio shares
   redeemed ........................         30,591         100,032         50,310
                                     --------------   -------------  -------------
Total liabilities ..................         30,591         975,032        150,310
----------------------------------------------------------------------------------
Net assets, at value                   $ 28,525,669    $257,678,426   $127,912,239
----------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment
   income ..........................        437,452       1,959,085      1,688,915
Net unrealized appreciation
   (depreciation) on investments ...       (713,133)     10,417,116     17,073,003
Accumulated net realized gain
   (loss) ..........................         15,030      21,432,145     11,411,251
Paid-in capital ....................     28,786,320     223,870,080     97,739,070
----------------------------------------------------------------------------------
Net assets, at value                   $ 28,525,669    $257,678,426   $127,912,239
----------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------
Net Asset Value, offering and
   redemption price per share
   (outstanding shares of
   beneficial interest,                $      12.47    $      14.30   $      17.85
   $.01 par value,
   unlimited number of shares
   authorized) .....................      2,288,076      18,022,204      7,167,681




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Operations for the year ended August 31, 2000
--------------------------------------------------------------------------------

                                     Conservative      Balanced          Growth
Investment Income                     Portfolio        Portfolio        Portfolio
---------------------------------------------------------------------------------
Income:
Income distributions from
   Underlying Funds .............   $  1,506,351    $  8,556,951   $  1,985,332
---------------------------------------------------------------------------------
Net investment income                  1,506,351       8,556,951      1,985,332
---------------------------------------------------------------------------------

Realized and unrealized gain
(loss) on investment transactions
-------------------------------------------------------------------------------
Net realized gain (loss) from
   investments ..................       (237,296)     13,576,161      8,056,939
Capital gain distributions from
   Underlying Funds .............        463,769       9,305,706      4,728,653
                                  --------------   -------------   ------------
                                         226,473      22,881,867     12,785,592
                                  --------------   -------------   ------------
Net unrealized appreciation
   (depreciation) during the
   period on investments ........        297,128       6,039,371      8,896,681
-------------------------------------------------------------------------------
Net gain (loss) on investment
transactions                             523,601      28,921,238     21,682,273
-------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations    $  2,029,952    $ 37,478,189   $ 23,667,605
-------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets -- Pathway Conservative Portfolio
--------------------------------------------------------------------------------

                                                          Years Ended August 31,
Increase (Decrease) in Net Assets                        2000              1999
------------------------------------------------------------------------------------
Operations:
Net investment income .............................   $  1,506,351    $  1,354,107
Net realized gain (loss) on investment transactions        226,473         632,972
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......        297,128         267,272
                                                   --------------- ---------------
Net increase (decrease) in net assets resulting
   from operations ................................      2,029,952       2,254,351
                                                   --------------- ---------------
Distributions to shareholders from:
Net investment income .............................     (1,501,999)     (1,326,852)
                                                   --------------- ---------------
Net realized gains ................................       (496,165)       (503,342)
                                                   --------------- ---------------
Portfolio share transactions:
Proceeds from shares sold .........................     10,993,069      12,307,682
Reinvestment of distributions .....................      1,971,501       1,800,922
Cost of shares redeemed ...........................    (12,699,741)    (15,106,407)
                                                   --------------- ---------------
Net increase (decrease) in net assets from
   Portfolio share transactions ...................        264,829        (997,803)
                                                   --------------- ---------------
Increase (decrease) in net assets .................        296,617        (573,646)
Net assets at beginning of period .................     28,229,052      28,802,698
Net assets at end of period (including
   undistributed net investment income of $437,452
   and $97,885, respectively) ....................    $ 28,525,669    $ 28,229,052

Other Information
----------------------------------------------------------------------------------
Shares outstanding at beginning of period .........      2,268,100       2,346,300
                                                   --------------- ---------------
Shares sold .......................................        898,481         973,400
Shares issued to shareholders in reinvestment of
   distributions ..................................        161,702         142,672
Shares redeemed ...................................     (1,040,207)     (1,194,272)
                                                   --------------- ---------------
Net increase (decrease) in Portfolio shares .......         19,976         (78,200)
Shares outstanding at end of period ...............      2,288,076       2,268,100


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets -- Pathway Balanced Portfolio
--------------------------------------------------------------------------------

                                                          Years Ended August 31,
Increase (Decrease) in Net Assets                        2000              1999
------------------------------------------------------------------------------------
Operations:
Net investment income .............................   $   8,556,951    $   7,179,392
Net realized gain (loss) on investment transactions      22,881,867       13,123,322
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......       6,039,371       20,343,808
                                                    ---------------  ---------------
Net increase (decrease) in net assets resulting
   from operations ................................      37,478,189       40,646,522
                                                    ---------------  ---------------
Distributions to shareholders from:
Net investment income .............................      (9,014,342)      (7,186,841)
                                                    ---------------  ---------------
Net realized gains ................................     (12,447,102)      (7,901,241)
                                                    ---------------  ---------------
Portfolio share transactions:
Proceeds from shares sold .........................     108,535,744       77,180,711
Reinvestment of distributions .....................      21,360,904       14,977,593
Cost of shares redeemed ...........................    (135,571,896)     (92,851,056)
                                                    ---------------  ---------------
Net increase (decrease) in net assets from
   Portfolio share transactions ...................      (5,675,248)        (692,752)
                                                    ---------------  ---------------
Increase (decrease) in net assets .................      10,341,497       24,865,688
Net assets at beginning of period .................     247,336,929      222,471,241
Net assets at end of period (including
   undistributed net investment income of
   $1,959,085 and $401,668, respectively) .........   $ 257,678,426    $ 247,336,929

Other Information
------------------------------------------------------------------------------------
Shares outstanding at beginning of period .........      18,431,371       18,453,223
                                                    ---------------  ---------------
Shares sold .......................................       7,833,193        5,878,541
Shares issued to shareholders in reinvestment of
   distributions ..................................       1,530,882        1,149,711
Shares redeemed ...................................      (9,773,242)      (7,050,104)
                                                    ---------------  ---------------
Net increase (decrease) in Portfolio shares .......        (409,167)         (21,852)
Shares outstanding at end of period ...............      18,022,204       18,431,371



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets -- Pathway Growth Portfolio
--------------------------------------------------------------------------------

                                                          Years Ended August 31,
Increase (Decrease) in Net Assets                        2000              1999
------------------------------------------------------------------------------------
Operations:
Net investment income .............................   $   1,985,332    $   1,043,924
Net realized gain (loss) on investment transactions      12,785,592        5,846,674
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......       8,896,681       14,890,953
                                                    ---------------  ---------------
Net increase (decrease) in net assets resulting
   from operations ................................      23,667,605       21,781,551
                                                    ---------------  ---------------
Distributions to shareholders from:
Net investment income .............................      (1,933,519)      (1,106,885)
                                                    ---------------  ---------------
Net realized gains ................................      (5,886,277)      (2,384,022)
                                                    ---------------  ---------------
Portfolio share transactions:
Proceeds from shares sold .........................      59,261,130       46,295,932
Reinvestment of distributions .....................       7,810,433        3,483,721
Cost of shares redeemed ...........................     (49,103,823)     (37,740,706)
                                                    ---------------  ---------------
Net increase (decrease) in net assets from
   Portfolio share transactions ...................      17,967,740       12,038,947
                                                    ---------------  ---------------
Increase (decrease) in net assets .................      33,815,549       30,329,591
Net assets at beginning of period .................      94,096,690       63,767,099
Net assets at end of period (including
   undistributed net investment income of
   $1,688,915 and $615,278, respectively) .........   $ 127,912,239    $  94,096,690

Other Information
------------------------------------------------------------------------------------
Shares outstanding at beginning of period .........       6,137,871        5,240,260
                                                    ---------------  ---------------
Shares sold .......................................       3,423,782        3,262,973
Shares issued to shareholders in reinvestment of
   distributions ..................................         445,546          251,169
Shares redeemed ...................................      (2,839,518)      (2,616,531)
                                                    ---------------  ---------------
Net increase (decrease) in Portfolio shares .......       1,029,810          897,611
Shares outstanding at end of period ...............       7,167,681        6,137,871



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Pathway Conservative Portfolio

------------------------------------------------------------------------------------
Years Ended August 31,                           2000      1999   1998(b)   1997(c)
------------------------------------------------------------------------------------
Net asset value, beginning of period          $12.45     $12.28  $13.27    $12.00
                                              --------------------------------------
------------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------------
  Net investment income                          .65(a)     .57(a)  .51(a)    .39
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                        .23        .36    (.63)     1.36
                                              --------------------------------------
------------------------------------------------------------------------------------
Total from investment operations                 .88        .93    (.12)     1.75
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                         (.65)      (.55)   (.57)     (.33)
------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                                  (.21)      (.21)   (.30)     (.15)
                                              --------------------------------------
------------------------------------------------------------------------------------
Total distributions                             (.86)      (.76)   (.87)     (.48)
------------------------------------------------------------------------------------
Net asset value, end of period                $12.47     $12.45  $12.28    $13.27
                                              --------------------------------------
------------------------------------------------------------------------------------
Total Return (%) (d)                            7.39       7.62   (1.10)**  14.99**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)            29         28      29        17
------------------------------------------------------------------------------------
Ratio of expenses (%) (e)                         --         --      --        --
------------------------------------------------------------------------------------
Ratio of net investment income (%)              5.30       4.45    4.21*     3.67*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                       26         28      32*       42*
------------------------------------------------------------------------------------


(a)      Based on monthly average shares outstanding during the period.

(b) For the eleven months ended August 31, 1998. On August 12, 1998 the Trustees of the Portfolio changed the fiscal year end from September 30 to August 31.

(c) For the period November 15, 1996 (commencement of operations) to September 30, 1997.

(d) Total return would have been lower if the Adviser had not maintained some Underlying Funds' expenses.

(e) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.

*        Annualized

**       Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Pathway Balanced Portfolio

------------------------------------------------------------------------------------
Years Ended August 31,                           2000      1999   1998(b)   1997(c)
------------------------------------------------------------------------------------
Net asset value, beginning of period          $13.42     $12.06  $13.56    $12.00
                                              --------------------------------------
------------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------------
  Net investment income                          .45(a)     .38(a)  .39(a)    .37
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                       1.60       1.79   (1.26)     1.59
                                              --------------------------------------
------------------------------------------------------------------------------------
Total from investment operations                2.05       2.17    (.87)     1.96
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                         (.48)      (.38)   (.42)     (.33)
------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                                  (.69)      (.43)   (.21)     (.07)
                                              --------------------------------------
------------------------------------------------------------------------------------
Total distributions                            (1.17)      (.81)   (.63)     (.40)
------------------------------------------------------------------------------------
Net asset value, end of period                $14.30     $13.42  $12.06    $13.56
                                              --------------------------------------
------------------------------------------------------------------------------------
Total Return (%) (d)                           15.65      18.27   (6.78)**  16.67**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)           258        247     222       192
------------------------------------------------------------------------------------
Ratio of expenses (%) (e)                         --         --      --        --
------------------------------------------------------------------------------------
Ratio of net investment income (%)              3.23       2.88    3.15*     2.96*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                       28         24      28*       24*
------------------------------------------------------------------------------------


(a)      Based on monthly average shares outstanding during the period.

(b) For the eleven months ended August 31, 1998. On August 12, 1998 the Trustees of the Portfolio changed the fiscal year end from September 30 to August 31.

(c) For the period November 15, 1996 (commencement of operations) to September 30, 1997.

(d) Total return would have been lower if the Adviser had not maintained some Underlying Funds' expenses.

(e) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.

*        Annualized

**       Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.
Pathway Growth Portfolio

------------------------------------------------------------------------------------
Years Ended August 31,                           2000      1999   1998(b)   1997(c)
------------------------------------------------------------------------------------
Net asset value, beginning of period          $15.33     $12.17  $14.15    $12.00
                                              --------------------------------------
------------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------------
  Net investment income                          .29(a)     .18(a)  .23(a)    .29
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                       3.41       3.61   (1.74)     2.15
                                              --------------------------------------
------------------------------------------------------------------------------------
Total from investment operations                3.70       3.79   (1.51)     2.44
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                         (.29)      (.20)   (.21)     (.16)
------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                                  (.89)      (.43)   (.26)     (.13)
                                              --------------------------------------
------------------------------------------------------------------------------------
Total distributions                            (1.18)      (.63)   (.47)     (.29)
------------------------------------------------------------------------------------
Net asset value, end of period                $17.85     $15.33  $12.17    $14.15
                                              --------------------------------------
------------------------------------------------------------------------------------
Total Return (%) (d)                           24.24      31.69  (10.94)**  20.79**
------------------------------------------------------------------------------------

Ratios to Average Net Asssets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)           128         94      64        50
------------------------------------------------------------------------------------
Ratio of expenses (%) (e)                         --         --      --        --
------------------------------------------------------------------------------------
Ratio of net investment income (%)              1.67       1.26    1.78*     2.09*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                       27         28      24*       15*
------------------------------------------------------------------------------------


(a)      Based on monthly average shares outstanding during the period.

(b) For the eleven months ended August 31, 1998. On August 12, 1998, the Trustees of the Portfolio changed the fiscal year end from September 30 to August 31.

(c) For the period November 15, 1996 (commencement of operations) to September 30, 1997.

(d) Total return would have been lower if the Adviser had not maintained some Underlying Funds' expenses.

(e) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.

*        Annualized

**       Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

The Conservative, Balanced and Growth Portfolios (the "Portfolios") are each a diversified series of Scudder Pathway Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The series is composed of six separate diversified portfolios, three of which are currently offered. These portfolios invest primarily in existing Scudder Funds (the "Underlying Scudder Funds").

The Portfolios' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by each Portfolio in the preparation of its financial statements.

Security Valuation. Investments in the Underlying Scudder Funds are valued at the net asset value per share of each Underlying Scudder Fund as of the close of regular trading on the New York Stock Exchange. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

Federal Income Taxes. Each Portfolio is treated as a single corporate taxpayer, as provided for in the Internal Revenue Code, as amended, which is applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income from the Conservative and Balanced Portfolios, if any, are made quarterly. Distributions of net investment income from the Growth Portfolio are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually. An additional distribution may be made to the extent necessary to avoid payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments sold at a loss. As a result, net investment income (loss) and net realized gain

(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Income is recorded on the accrual basis. Distributions of income and capital gains from the Underlying Scudder Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Related Parties

Under the Special Servicing Agreement entered into by Scudder Kemper Investments, Inc. (the "Adviser"), the Underlying Scudder Funds, Scudder Service Corporation, Scudder Fund Accounting Corporation, Scudder Investor Services, Inc., Scudder Trust Company and the Portfolios, the Adviser arranges for all services pertaining to the operations of the Portfolios. If the Trustees determine that the aggregate expenses of a Portfolio are less than the estimated savings to the Underlying Scudder Funds from the operation of such Portfolio, each of the Underlying Scudder Funds will bear those expenses in proportion to the average daily value of its shares owned by the respective Portfolio. Consequently, no Underlying Scudder Funds will be expected to carry expenses that are in excess of the estimate of savings to the respective Underlying Funds. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have the potential to be invested in the Underlying Scudder Funds. In the event that the financial benefits to the Underlying Scudder Funds do not exceed aggregate expenses of any Portfolio, the Adviser will pay certain costs on behalf of the respective Portfolio. For the year ended August 31, 2000, the Adviser incurred expenses in the amount of $51,740 on behalf of the Conservative Portfolio. In accordance with the Special Servicing Agreement, no expenses were charged to the Portfolios during the period.

The Portfolios do not invest in the Underlying Scudder Funds for the purpose of exercising management or control; however, investments within the set limits may represent a significant portion of an Underlying Fund's net assets. At August 31, 2000, the Conservative Portfolio held the following Underlying Funds' outstanding shares: approximately 5% of the Scudder Corporate Bond Fund. At August 31, 2000, the Balanced Portfolio held the following Underlying Funds' outstanding shares: approximately 51% of the Scudder Corporate Bond Fund, 30% of the Scudder Classic Growth Fund, 11% of the

Scudder Income Fund and 7% of the Scudder Emerging Markets Growth Fund. At August 31, 2000, the Growth Portfolio held the following Underlying Funds' outstanding shares: approximately 9% of the Scudder Corporate Bond Fund.

C. Lines of Credit

The Portfolios and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

D. Subsequent Events

On September 22, 2000, the Scudder Pathway Growth Fund acquired all the net assets of AARP Diversified Growth Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 8,775,379 shares of the Pathway Growth Fund (valued at $134,438,805) for 7,676,616 shares of AARP Diversified Growth Fund outstanding on September 22, 2000. AARP Diversified Growth Fund's net assets at that date ($134,438,805), including $3,622,666 of unrealized appreciation, were combined with those of the Pathway Growth Fund. The aggregate net assets of the Pathway Growth Fund immediately before the acquisition were $123,169,202. The combined net assets of the Fund immediately following the acquisition were $257,608,007.

In addition, also on September 22, 2000, the Scudder Pathway Conservative Fund acquired all the net assets of the AARP Diversified Income with Growth Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 6,227,714 shares of the Pathway Conservative Fund (valued at $75,728,998) for 4,910,097 shares of the AARP Diversified Income with Growth Fund outstanding at September 22, 2000. AARP Diversified Income with Growth Fund's net assets at that date ($75,728,998) including $2,027,100 of unrealized depreciation, were combined with those of the Pathway Conservative Fund. The aggregate net assets of the Pathway Conservative Fund immediately before the acquisition were $28,381,617. The combined net assets of the Fund immediately following the acquisition were $104,110,615.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of Scudder Pathway Series and to the Shareholders of Scudder Pathway Series: Conservative, Balanced, and Growth Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Pathway Series:
Conservative, Balanced, and Growth Portfolios (three of the portfolios constituting the Scudder Pathway Series) (the "Funds") at August 31, 2000, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts                               PricewaterhouseCoopers LLP
October 11, 2000

Tax Information
--------------------------------------------------------------------------------

The Conservative, Balanced and Growth Portfolios paid distributions of $0.21, $0.69, and $0.89, respectively, per share from net long-term capital gains during the year ended August 31, 2000, of which 100%, 100%, and 100%, respectively, represent 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Conservative, Balanced and Growth Portfolios designate long-term capital gain dividends for the fiscal year ended August 31, 2000 in the amounts of $115,000, $23,629,000 and $12,376,000, respectively, of which 100% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------

                         Pathway Conservative Portfolio

A Special Meeting of Shareholders (the "Meeting") of Scudder Pathway Series:
Conservative Portfolio (the "fund") was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1.  To elect Trustees of Scudder Pathway Series:  Conservative Portfolio.

                                              Number of Votes:
   Trustee                                For              Withheld
--------------------------------------------------------------------------
   Henry P. Becton, Jr.                 851,658             12,566
   Linda C. Coughlin                    843,879             20,345
   Dawn-Marie Driscoll                  852,644             11,579
   Edgar R. Fiedler                     851,827             12,397
   Keith R. Fox                         843,874             20,350
   Joan E. Spero                        852,353             11,871
   Jean Gleason Stromberg               843,874             20,350
   Jean C. Tempel                       852,649             11,575
   Steven Zaleznick                     843,780             20,444
--------------------------------------------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending August 31, 2000.

                                    Number of Votes:
                                                                      Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
       837,618               14,157               12,449                 0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------

                           Pathway Balanced Portfolio

A Special Meeting of Shareholders (the "Meeting") of Scudder Pathway Series:
Balanced Portfolio (the "fund") was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1.  To elect Trustees of Scudder Pathway Series:  Balanced Portfolio.

                                                         Number of Votes:
   Trustee                                          For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                          7,760,509            60,105
   Linda C. Coughlin                             7,763,233            57,382
   Dawn-Marie Driscoll                           7,763,635            56,979
   Edgar R. Fiedler                              7,755,713            64,901
   Keith R. Fox                                  7,759,951            60,663
   Joan E. Spero                                 7,758,722            61,893
   Jean Gleason Stromberg                        7,762,467            58,148
   Jean C. Tempel                                7,761,208            59,406
   Steven Zaleznick                              7,759,462            61,153
--------------------------------------------------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending August 31, 2000.

                                    Number of Votes:
                                                                      Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
      7,684,914              42,651               93,049                 0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------

                            Pathway Growth Portfolio

A Special Meeting of Shareholders (the "Meeting") of Scudder Pathway Series:
Growth Portfolio (the "fund") was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1.  To elect Trustees of the Scudder Pathway Series:  Growth Portfolio.

                                                         Number of Votes:
   Trustee                                          For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                          2,734,861            53,686
   Linda C. Coughlin                             2,732,540            56,007
   Dawn-Marie Driscoll                           2,734,894            53,653
   Edgar R. Fiedler                              2,734,976            53,571
   Keith R. Fox                                  2,733,935            54,612
   Joan E. Spero                                 2,731,157            57,390
   Jean Gleason Stromberg                        2,730,557            57,990
   Jean C. Tempel                                2,734,095            54,452
   Steven Zaleznick                              2,729,812            58,735
--------------------------------------------------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending August 31, 2000.

                                    Number of Votes:
                                                                      Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
      2,671,387              57,885               59,276                 0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*                        Thomas V. Bruns*
   o  President and Trustee                  o  Vice President

 Henry P. Becton, Jr.                      William F. Glavin*
   o  Trustee; President, WGBH               o  Vice President
      Educational Foundation
                                           Donald E. Hall*
 Dawn-Marie Driscoll                         o  Vice President
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,        James E. Masur*
      Center for Business Ethics,            o  Vice President
      Bentley College
                                           Ann M. McCreary*
 Edgar R. Fiedler                            o  Vice President
   o  Trustee; Senior Fellow and
      Economic Counsellor, The             Howard S. Schneider*
      Conference Board, Inc.                 o  Vice President

 Keith R. Fox                              John Millette*
   o  Trustee; General Partner,              o  Vice President and Secretary
      Exeter Capital Management
      Corporation                          Kathryn L. Quirk*
                                             o  Vice President and
 Joan E. Spero                                  Assistant Secretary
   o  Trustee; President, The Doris
      Duke Charitable Foundation           John R. Hebble*
                                             o  Treasurer
 Jean Gleason Stromberg
   o  Trustee; Consultant                  Brenda Lyons*
                                             o  Assistant Treasurer
 Jean C. Tempel
   o  Trustee; Managing Director,          Caroline Pearson*
      First Light Capital, LLC               o  Assistant Secretary

 Steven Zaleznick                          *Scudder Kemper Investments, Inc.
   o  Trustee; President and
      Chief Executive Officer,
      AARP Services, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder Corporate Bond Fund                 Scudder Gold Fund
  Scudder High Yield Bond Fund
                                            Regional
Global Income                                 Scudder Greater Europe Growth Fund
  Scudder Global Bond Fund                    Scudder Pacific Opportunities Fund
  Scudder Emerging Markets Income Fund        Scudder Latin America Fund
                                              The Japan Fund, Inc.
Asset Allocation
  Scudder Pathway Conservative Portfolio    Industry Sector Funds
  Scudder Pathway Balanced Portfolio          Scudder Health Care Fund
  Scudder Pathway Growth Portfolio            Scudder Technology Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund




                                       51

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 2291
                           Boston, Massachusetts
                           02107-2291

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 2540
                           Boston, Massachusetts
                           02208-2540

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.



SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com



A member of the [LOGO] Zurich Financial Services Group